UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 21, 2006

Date of Report (Date of earliest event reported)
DIRECTED ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA	000-51664	65-0964171

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 VIPER WAY
VISTA, CALIFORNIA
92081

(Address of Principal Executive Offices) (Zip Code)
(760) 598-6200

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On August 21, 2006, we entered into a stock purchase agreement with Polk Holding Corp., a Maryland corporation, and its stockholders, pursuant to which we agreed to purchase all of the outstanding capital stock of Polk Holding Corp., or Polk, a leading provider of high performance home and mobile audio equipment.
          The purchase price under the stock purchase agreement is $136,250,000 in cash, subject to adjustment for certain debt owed by Polk. A portion of the purchase price will be held in escrow for one year as security for representations and warranties as specified in the stock purchase agreement. We expect the transactions covered by the stock purchase agreement to close at the end of September 2006, subject to certain regulatory approvals and customary closing conditions, including the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
          The stock purchase agreement also contains other provisions, covenants, representations, and warranties made by Polk, its stockholders, and our company that are typical in transactions of this size, type, and complexity.
          A copy of the stock purchase agreement is attached hereto as Exhibit 10.25 and is incorporated by reference into this Item 1.01. The foregoing description of the stock purchase agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the stock purchase agreement.
          On August 21, 2006, we issued a press release announcing the execution of the stock purchase agreement, which is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

10.25	Stock Purchase Agreement, dated as of August 21, 2006, by and among Directed Electronics, Inc., Polk Holding Corp., the Sellers named therein, and the Sellers’ Representative named therein

99.1	Press release from Directed Electronics, Inc., dated August 21, 2006, entitled “Directed Electronics Announces Agreement to Acquire Polk Audio”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTED ELECTRONICS, INC.
Date: August 21, 2006	By:	/s/ John D. Morberg
John D. Morberg
Vice President - Finance, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

10.25	Stock Purchase Agreement, dated as of August 21, 2006, by and among Directed Electronics, Inc., Polk Holding Corp., the Sellers named therein, and the Sellers’ Representative named therein

99.1	Press release from Directed Electronics, Inc., dated August 21, 2006, entitled “Directed Electronics Announces Agreement to Acquire Polk Audio”